UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2011

APPLE REIT TEN, INC.
(Exact name of registrant as specified in its charter)

Virginia	333-168971	27-3218228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Apple REIT Ten, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated September 1, 2011 and filed (by the required date) on September 7, 2011 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities and Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Ten, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011	29
Notes to Pro Forma Condensed Consolidated Balance Sheet	31
Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2010 and Six Months Ended June 30, 2011	32
Notes to Pro Forma Condensed Consolidated Statements of Operations	37

(c)	Shell company transactions.

Not Applicable

(d)	Exhibits.

None

Independent Auditors’ Report

To the Board of Directors
Apple Ten Hospitality Ownership, Inc.

We have audited the accompanying balance sheet of SASI, LLC, as of December 31, 2010, and the related statement of income and cash flows for the year then ended. These financial statements are the responsibility of SASI, LLC’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SASI, LLC, as of December 31, 2010, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Montgomery, Alabama
October 5, 2011

SASI, LLC BALANCE SHEET DECEMBER 31, 2010

ASSETS

Investment in hotels, net of accumulated depreciation of $563,028	$9,672,904
Cash and cash equivalents	719,486
Accounts receivable	39,005
Prepaid expenses and other current assets	21,677
Intangible assets, net of accumulated amortization of $7,014	107,757
Other assets	14,467

TOTAL ASSETS	$10,575,296

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES

Mortgage payable	$8,356,109
Accounts payable and accrued expenses	195,487

Total liabilities	8,551,596

MEMBERS’ EQUITY	2,023,700

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$10,575,296

See independent auditors’ report and notes to financial statements.

4

SASI, LLC STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2010

REVENUES

Rooms	$2,190,282
Other	303,414

Total revenues	2,493,696

EXPENSES

Rooms	608,852
Hotel administration	362,719
Property operation, maintenance and energy costs	237,610
Management and franchise fees	188,689
Taxes, insurance and other	153,888
Depreciation and amortization	570,042

Total expenses	2,121,800

OPERATING INCOME	371,896

OTHER EXPENSE

Interest expense	(349,109)

NET INCOME	$22,787

See independent auditors’ report and notes to financial statements.

5

SASI, LLC STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2010

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$22,787
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	570,042
Change in assets and liabilities:
Increase in:
Accounts receivable	(39,005)
Prepaid expenses and other current assets	(36,144)
Increase in:
Accounts payable and accrued expenses	195,487

Net cash provided by operating activities	713,167

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of capital assets	(3,661,824)
Franchise fees	(60,000)

Net cash used by investing activities	(3,721,824)

CASH FLOWS FROM FINANCING ACTIVITIES

Principal payments on mortgage payable	(109,312)
Borrowings on mortgage payable	1,738,055
Payment of loan fees	(54,771)
Contributions	2,148,338

Net cash provided by financing activities	3,722,310

NET INCREASE IN CASH AND CASH EQUIVALENTS	713,653

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	5,833

CASH AND CASH EQUIVALENTS AT END OF YEAR	$719,486

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash payments for interest, including capitalized interest	$387,789

See independent auditors’ report and notes to financial statements.

6

SASI, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

SASI, LLC (the Company) is an Ohio limited liability company which was formed on March 29, 2007 for the purpose of developing and operating a Hilton Garden Inn and operating the hotel under a management agreement with Schulte Hospitality Group, Inc. (the Manager). The hotel opened on February 8, 2010 and is located in Mason, Ohio.

Personal Assets and Liabilities and Members’ Salaries

In accordance with the generally accepted method of presenting limited liability company and partnership financial statements, the financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of the net income of the limited liability company or partnership nor any provision for income tax expense.

The expenses shown in the statements of income do not include any salaries to the members.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company reports trade receivables at gross amounts due from customers. Because historical losses related to these receivables have been insignificant, management uses the direct write-off method to account for bad debts. On a continuing basis, management analyzes delinquent receivables and, once these receivables are determined to be uncollectible, they are written off through a charge against operations.

Investment in Hotel Property

The investment in the hotel is stated at cost. Interest and property taxes incurred during the construction of the facilities were capitalized and depreciated over the life of the asset. Costs of improvements are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 39 years for buildings, 15 years for improvements and 5 years for furniture, fixtures and equipment.

7

SASI, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Asset Impairment

The Company reviews their long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to undiscounted expected cash flows. Future events could cause the Company to conclude that impairment indicators exist and that long-lived assets may be impaired. To date, no impairment losses have been recorded.

Franchise Fees

Franchise fees are amortized on a straight-line basis over the term of the agreement commencing on the hotel opening date.

Loan Origination Costs

Permanent loan costs are amortized using a straight-line basis, which approximates the effective interest method, over the term of the respective mortgage.

Income Taxes

No federal or state income taxes are payable by the Company, and therefore, no tax provision has been reflected in the accompanying financial statements. The members are required to include their respective share of the Company’s profit or loss in their individual tax returns. The tax returns, the status of the Company as such for tax purposes, and the amount of allocable income or loss, are subject to examinations by the Internal Revenue Service. If such examinations result in changes with respect to the Company’s status, or in changes to allowable income or loss, the tax liability of the members would be changed accordingly.

Effective January 1, 2009, the Company implemented the accounting guidance for uncertainty in income taxes using the provisions of Financial Accounting Standards Board (FASB) ASC 740-10, Income Taxes. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more-likely-than-not the position will be sustained upon examination by the tax authorities.

As of December 31, 2010, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements and no interest or penalties related to income taxes. The federal and state income tax years of 2007 through 2010 remain subject to examination as of December 31, 2010.

Revenue Recognition

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or utilizes the Company’s services.

8

SASI, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Sales and Marketing

Sales and marketing costs are expensed when incurred. These costs represent the expense for franchise advertising and reservation systems under the terms of the hotel management agreement and general and administrative expenses that are directly attributable to advertising and promotion. Sales and marketing expenses totaled $133,106 for the year ended December 31, 2010.

Lodging and Sales Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company’s accounting policy is to exclude these taxes from revenues and expenses.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingencies at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated subsequent events through October 5, 2011, which is the date the financial statements were available to be issued.

2.	INVESTMENT IN HOTEL PROPERTIES

Investment in hotel properties as of December 31, 2010, is summarized below:

Land and land improvements	$1,359,852
Building and improvements	6,741,898
Furniture, fixtures and equipment	2,134,182

10,235,933
Less accumulated depreciation	(563,028)

Investment in hotels, net	$9,672,904

Depreciation expense was $563,028 for the year ended December 31, 2010.

9

SASI, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

3.	INTANGIBLE ASSETS

Franchise Fees

Franchise fees totaling $60,000 have been paid to Hilton Hotels as of December 31, 2010. Amortization expense totaled $3,667 for the year ended December 31, 2010.

Estimated aggregate amortization expense is as follows:

2011	$4,000
2012	4,000
2013	4,000
2014	4,000
2015	4,000
Thereafter	36,333

Total	$56,333

The Company is subject to a franchise agreement with Hilton Hotels under which the Company agrees to use the Franchisor’s trademark, standards of service (cleanliness, management, advertising) and construction quality and design. The agreement covers a term of 20 years. The agreement provides for payment of royalty fees, which are calculated monthly, and totaled $107,315 in 2010.

Loan Costs

Permanent loan costs totaling $54,771 have been paid as of December 31, 2010. Amortization expense totaled $3,347 for the year ended December 31, 2010.

Estimated aggregate amortization expense is as follows:

2011	$3,651
2012	3,651
2013	3,651
2014	3,651
2015	3,651
Thereafter	33,169

Total	$51,424

10

SASI, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

4.	MORTGAGE PAYABLE

Mortgage payable at December 31, 2010, consisted of the following:

Note with WesBanco Bank; term of 27 years and due April 2035; interest at 5.27%, secured by the related hotel property and equipment	$8,356,109

Future maturities at December 31, 2010, are as follows:

Year ending December 31,
2011	$173,854
2012	183,241
2013	193,134
2014	203,562
2015	214,553
Thereafter	7,387,765

Total	$8,356,109

5.	CHANGES IN EQUITY

Changes in the Company’s equity accounts during 2010 are summarized below:

Members’ equity at beginning of year	$(147,425)

Net income	22,787
Contributions	2,148,338

Members’ equity at end of year	$2,023,700

6.	RELATED PARTIES

The Company is subject to a management agreement with Schulte Hospitality Group, Inc., which covers an initial term of 3 years with automatic, annual renewals. The agreement provides for payment of accounting fees of $450 per month, external support fees of $300 per month and monthly base management fees equal to 3.25% of gross rental revenues. Management fees of $81,374 were expensed in 2010. Amounts due to Schulte Hospitality Group, Inc. totaled $6,243 at December 31, 2010.

7.	CONCENTRATION OF CREDIT RISK

The Company maintains their cash in bank deposit accounts which, at times, may exceed federally insured limits. The balances are insured by the Federal Deposit Insurance Corporation up to $250,000. At December 31, 2010, the Company uninsured cash balances totaled $248,768 and the Company has not experienced any losses.

11

SASI, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

8.	SUBSEQUENT EVENT

In July 2011, the Company entered into a contract to sell the real and personal property of the hotel to Apple Ten Hospitality Ownership, Inc. for a gross purchase price of $14,825,000. The sale was completed on September 1, 2011.

12

SASI, LLC
BALANCE SHEETS (UNAUDITED)
JUNE 30, 2011 AND 2010

	2011	2010

ASSETS

Investment in hotels, net of accumulated depreciation of $870,133 and $255,923, respectively	$9,366,436	$9,980,008
Cash and cash equivalents	342,970	297,511
Accounts receivable	59,119	46,200
Prepaid expenses and other current assets	35,672	13,052
Intangible assets, net of accumulated amortization of $10,840 and $3,188, respectively	103,931	111,583

TOTAL ASSETS	$9,908,128	$10,448,354

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES

Mortgages payable	$8,270,494	$8,438,248
Accounts payable and accrued expenses	203,936	192,777

Total liabilities	8,474,430	8,631,025

MEMBERS’ EQUITY	1,433,698	1,817,329

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$9,908,128	$10,448,354

13

SASI, LLC
STATEMENTS OF INCOME (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND 2010

	2011	2010

REVENUES

Rooms	$1,370,519	$706,516
Other	238,506	104,692

Total revenues	1,609,025	811,208

EXPENSES

Rooms	328,864	218,390
Hotel administration	303,634	170,076
Property operation, maintenance and energy costs	90,989	57,384
Management and franchise fees	121,747	89,742
Taxes, insurance and other	71,174	70,783
Depreciation and amortization	310,931	259,111

Total expenses	1,227,339	865,486

OPERATING INCOME (LOSS)	381,686	(54,278)

OTHER INCOME (EXPENSE)

Interest expense	(221,688)	(80,950)

Total other income (expense)	(221,688)	(80,950)

NET INCOME (LOSS)	$159,998	$(135,228)

14

SASI, LLC
STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND 2010

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)	$159,998	$(135,228)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	310,931	259,111
Change in assets and liabilities:
(Increase) decrease in:
Accounts receivable	(20,114)	(46,200)
Prepaid expenses and other current assets	472	(13,052)
Increase in:
Accounts payable and accrued expenses	8,449	192,777

Net cash provided by operating activities	459,736	257,408

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of capital assets	(637)	(3,661,824)
Franchise fees	—	(60,000)

Net cash used by investing activities	(637)	(3,721,824)

CASH FLOWS FROM FINANCING ACTIVITIES

Principal payments on mortgages payable	(85,615)	(27,173)
Borrowings on mortgages payable	—	1,738,055
Payment of loan fees	—	(54,771)
Contributions	—	2,099,983
Distributions	(750,000)	—

Net cash provided (used) by financing activities	(835,615)	3,756,094

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(376,516)	291,678

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	719,486	5,833

CASH AND CASH EQUIVALENTS AT JUNE 30	$342,970	$297,511

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash payments for interest	$221,688	$119,630

15

INDEPENDENT AUDITORS’ REPORT

To the Members and Managers
Omaha Downtown Lodging Investors II, LLC and Scottsdale Lodging Investors, LLC
Middleton, Wisconsin

We have audited the accompanying combined balance sheet of Omaha Downtown Lodging Investors II, LLC and Scottsdale Lodging Investors, LLC as of December 31, 2010 and the related combined statements of operations and members’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the companies’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Omaha Downtown Lodging Investors II, LLC and Scottsdale Lodging Investors, LLC as of December 31, 2010 and the results of their operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Baker Tilly Virchow Krause, LLP

Madison, Wisconsin
September 15, 2011

OMAHA DOWNTOWN LODGING
INVESTORS II, LLC AND SCOTTSDALE
LODGING INVESTORS, LLC

COMBINED BALANCE SHEET
December 31, 2010

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$185,124
Cash reserves	1,880,271
Accounts receivable	238,312
Inventories	78,773
Prepaid expenses	37,318
Other current assets	3,615
Current portion of notes receivable	250,748

Total Current Assets	2,674,161

PROPERTY AND EQUIPMENT, NET	18,166,519

OTHER ASSETS
Notes receivable	581,004
Deferred costs, net	99,397
Intangible assets, net	19,587

Total Other Assets	699,988

TOTAL ASSETS	$21,540,668

LIABILITIES AND MEMBERS’ DEFICIT

CURRENT LIABILITIES
Current maturities of long term debt	$703,050
Accounts payable	199,335
Accrued expenses	340,910
Accrued property taxes	408,004
Deferred revenues	831,752

Total Current Liabilities	2,483,051

LONG-TERM LIABILITIES
Long-term debt	26,203,272

Total Liabilities	28,686,323

MEMBERS’ DEFICIT	(7,145,655)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$21,540,668

See accompanying notes to combined financial statements.

OMAHA DOWNTOWN LODGING INVESTORS II, LLC AND SCOTTSDALE LODGING INVESTORS, LLC

COMBINED STATEMENT OF OPERATIONS AND MEMBERS’ DEFICIT Year Ended December 31, 2010

REVENUES
Rooms	$8,905,433
Food and beverage	1,618,963
Other	713,397

Total Revenues	11,237,793

COSTS AND EXPENSES
Rooms	980,771
Food and beverage	1,215,469
Advertising and marketing	750,117
General and administrative	2,367,426
Utilities	460,190
Repairs and maintenance	384,778
Franchise and management fees	898,590
Taxes, insurance and other	587,375
Depreciation and amortization	1,192,618

Total Costs and Expenses	8,837,334

OPERATING INCOME	2,400,459

OTHER INCOME (EXPENSES)
Interest expense	(1,541,301)
Interest income	93,167
TIF revenue	205,897
Loss on fixed asset disposal	(2,177)

Total Other Income (Expenses)	(1,244,414)

NET INCOME	1,156,045

Preferred return to Class A member	(17,350)

NET INCOME ATTRIBUTABLE TO MEMBERS	1,138,695

MEMBERS’ DEFICIT - Beginning of Year	(7,111,339)
Distributions	(1,173,011)

MEMBERS’ DEFICIT - END OF YEAR	$(7,145,655)

See accompanying notes to combined financial statements.

OMAHA DOWNTOWN LODGING INVESTORS II, LLC AND SCOTTSDALE LODGING INVESTORS, LLC

COMBINED STATEMENT OF CASH FLOWS Year Ended December 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,156,045
Adjustments to reconcile net income to net cash flows from operating activities:
Loss on fixed asset disposal	2,177
Depreciation and amortization	1,192,618
Changes in assets and liabilities:
Accounts receivable	66,201
Inventories	3,326
Prepaid expenses	15,430
Accounts payable	(14,165)
Accrued expenses	(15,240)
Accrued property taxes	14,124
Deferred revenues	(205,897)

Net Cash Flows from Operating Activities	2,214,619

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(26,904)
Principal received for note receivable	205,897
Net increase in cash reserves	(552,088)

Net Cash Flows from Investing Activities	(373,095)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on long-term debt	(666,375)
Preferred return payment to Class A member	(17,350)
Distributions to members	(1,173,011)

Net Cash Flows from Financing Activities	(1,856,736)

Net Change in Cash and Cash Equivalents	(15,212)

CASH AND CASH EQUIVALENTS - Beginning of Year	200,336

CASH AND CASH EQUIVALENTS - END OF YEAR	$185,124

SUPPLEMENTAL CASH FLOW DISCLOSURES

Cash paid for interest	$1,543,226

See accompanying notes to combined financial statements.

OMAHA DOWNTOWN LODGING
INVESTORS II, LLC AND SCOTTSDALE
LODGING INVESTORS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
Year Ended December 31, 2010

NOTE 1 - Summary of Significant Accounting Policies

          Nature of Operations

Omaha Lodging Investors, LLC and Scottsdale Lodging Investors, LLC (the “Companies”) are limited liability companies organized under the laws of the state Wisconsin for the purpose of developing, owning and operating hotels and restaurants in the cities of Omaha, Nebraska and Scottsdale, Arizona, respectively. The hotel in Omaha also includes a free-standing restaurant and parking ramp. The hotels operate as Hilton Garden Inn hotels pursuant to franchise license agreements with a franchise company that is part of Hilton Worldwide, Inc.

          Principles of Combination

Due to common ownership, the accompanying combined financial statements include the accounts of the aforementioned entities as if they were a single entity. There were no transactions between the entities during 2010.

          Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Cash and Cash Equivalents

The Companies consider all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. The Companies maintain cash accounts which, at various times, exceed the federally insured limits of $250,000 per bank. The Companies have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risks.

          Cash Reserves

The Companies maintain a reserve for replacements fund used to fund renovations and the replacement of fixed assets. As of December 31, 2010 the balance in the reserve for replacements fund was $1,547,079. Of this total, $606,525 is being held with the lender and withdrawals are subject to their approval. The Companies also maintain a tax escrow account used to fund the payment of real estate taxes. As of December 31, 2010 the balance in the tax escrow account was $333,192.

          Accounts Receivable

Customer accounts receivable are reported at the amount management expects to collect from balances outstanding at year-end. Receivables primarily exist from nightly hotel occupancy. Balances are considered past due after 30 days and do not bear interest. Uncollectible balances are written off against bad debt expense when they become known. Management closely monitors outstanding balances and has not experienced historical losses from bad debt write-offs. As such, no allowance for doubtful accounts is considered necessary.

OMAHA DOWNTOWN LODGING
INVESTORS II, LLC AND SCOTTSDALE
LODGING INVESTORS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
Year Ended December 31, 2010

NOTE 1 - Summary of Significant Accounting Policies (cont.)

          Inventories

Inventories consist primarily of food and beverage inventory and are valued at lower of cost, using the first-in, first-out (FIFO) method, or market.

          Deferred Costs, Net

Deferred costs consist of loan fees of $255,326 which are being amortized over the lives of the loans using the effective interest method. Accumulated amortization of these fees was $155,929 as of December 31, 2010.

          Intangible Assets, Net

Intangible assets consist of franchise fees of $28,000 which are being amortized over the term of the franchise agreement. Accumulated amortization of these franchise fees was $8,413 as of December 31, 2010.

          Property and Equipment, Net

Property and equipment are stated at cost and depreciated using the straight-line method over their estimated useful lives. Major expenditures for property and equipment are capitalized. Maintenance, repairs, and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts and resulting gains or losses are included in income.

Depreciation of property and equipment is provided over the following useful lives:

Years

Land improvements	15
Buildings and improvements	39
Furniture, fixtures and equipment	5-7

          Impairment of Long-Lived Assets

The Companies review long-lived assets, including property and equipment, for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be fully recoverable. An impairment loss would be recognized when the estimated future cash flows from the use of the asset are less than the carrying amount of that asset. To date, there have been no such losses.

          Deferred Revenues

The Companies record income from a Tax Increment Financing (TIF) agreement when received. The total amount of TIF receipts under the agreement is $1,553,000. During 2010, the Companies received $205,897 of TIF receipts. The Companies have received $721,248 through December 31, 2010 and the remaining $831,752 is shown as deferred revenues on the accompanying combined financial statements.

OMAHA DOWNTOWN LODGING
INVESTORS II, LLC AND SCOTTSDALE
LODGING INVESTORS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
Year Ended December 31, 2010

NOTE 1 - Summary of Significant Accounting Policies (cont.)

          Preferred Member’s Interest

Omaha Downtown Lodging Investors II, LLC has two classes of members. A preferred return in an amount equal to 6.50% per annum of the outstanding Class A preferred capital balance is paid to the Class A member. At December 31, 2010, the outstanding preferred capital balance of the Class A member was $226,989.

          Revenue Recognition

The Companies recognize revenue from rooms as earned on the close of business each day. Revenues from advanced sales are recorded as deposits and are recognized after the obligation has been satisfied. Revenues do not include sales tax as the Companies consider themselves a pass-through conduit for collecting and remitting sales taxes.

          Advertising and Marketing Costs

The Companies expense all advertising and marketing costs as incurred.

          Income Taxes

The Companies have elected to be taxed as partnerships. As such, the Companies’ income, losses and credits are reflected on the income tax returns of the members. Therefore, no provision or liability for income taxes has been included in the accompanying combined financial statements.

The Companies follow an accounting standard related to the accounting for uncertainty in income taxes, which states that the tax effects from an uncertain tax position can be recognized in the financial statements only if the position is more likely than not to be sustained on audit, based on the technical merits of the position. The Companies recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. At the adoption date, the Companies applied the new accounting standard to all tax positions for which the statute of limitations remained open.

          Fair Value of Financial Instruments

The Companies’ short-term financial instruments consist of the following: cash, accounts receivable and accounts payable. The carrying values of these short-term financial instruments approximate their estimated fair values based on the instruments short-term nature.

The carrying value of the Companies’ variable rate long-term debt approximates fair value because interest rates on the variable rate debt change as the underlying market rates change. The carrying value of the Companies’ fixed rate debt is considered to approximate fair value as there is no separate market for the debt and the loans cannot be settled by the Companies for amounts different than the recorded amounts.

OMAHA DOWNTOWN LODGING
INVESTORS II, LLC AND SCOTTSDALE
LODGING INVESTORS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
Year Ended December 31, 2010

NOTE 2 - Property and Equipment

The major categories of property and equipment at December 31, 2010 are summarized as follows:

Land improvements	$3,528,909
Buildings and improvements	15,046,056
Furniture, fixtures and equipment	11,032,208
Land	3,555,672

Subtotal	33,162,845
Less: Accumulated depreciation	15,056,081

Subtotal	18,106,764
Construction in progress	59,755

Property and Equipment, Net	$18,166,519

NOTE 3 - Notes Receivable

Omaha Downtown Lodging Investors II, LLC entered into a redevelopment promissory note with the City of Omaha on March 2, 2000 in the amount of $1,553,000. The note accrues interest at 9.00% per annum. The Companies receive back from the City of Omaha in the form of note payments, 99% of the real estate taxes incurred annually by Omaha Downtown Lodging Investors II, LLC, until the entire amount of the note is satisfied. The balance of the note at December 31, 2010 was $831,752. The Companies expect to receive $250,748 during 2011 based on the 2010 real estate tax assessment. This amount is shown as current portion of notes receivable on the accompanying balance sheet.

NOTE 4 - Accrued Expenses

Accrued expenses consist of the following at December 31, 2010:

Advanced deposits	$28,477
Accrued wages	65,582
Accrued payroll, room and sales taxes	112,829
Accrued interest	134,022

Total Accrued Expenses	$340,910

OMAHA DOWNTOWN LODGING
INVESTORS II, LLC AND SCOTTSDALE
LODGING INVESTORS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
Year Ended December 31, 2010

NOTE 5 - Long-Term Debt

Long-term debt is summarized as follows:

Promissory note payable to Morgan Stanley Mortgage Capital with monthly payments of $67,957, including principal and interest at 6.07% per annum. This note is due February 2017 and is secured by a first mortgage on the Arizona property.	$10,718,524

Promissory note payable to Morgan Stanley Mortgage Capital with monthly payments of $92,321, including principal and interest at 5.26% per annum. This note is due September 2012 and is secured by a first mortgage on the Nebraska property.	15,932,937

Promissory note payable to First National Bank of Omaha that accrues interest at 250 basis points over the Five Year Treasury Constant Maturities rate (4.84% at December 31, 2010) per annum. The note matures on November 15, 2014. The note is secured by the TIF note receivable as described in Note 3.	254,861

Total	26,906,322

Less: Current portion	(703,050)

Long-Term Portion	$26,203,272

Principal requirements on long-term debt for years ending after December 31, 2010 are as follows:

2011	$703,050
2012	15,842,672
2013	194,116
2014	206,233
2015	219,105
Thereafter	9,741,146

Total Long-Term Debt	$26,906,322

OMAHA DOWNTOWN LODGING
INVESTORS II, LLC AND SCOTTSDALE
LODGING INVESTORS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
Year Ended December 31, 2010

NOTE 6 - Related Party

North Central Management, Inc, an affiliate of the Companies, provides management services to the Companies for a fee of 4% of gross revenues, as defined in the management agreement. Total fees paid by the Companies to the affiliate were $395,628 during 2010. There were no accrued management fees as of December 31, 2010.

NOTE 7 - Subsequent Event

The Companies have evaluated subsequent events through September 15, 2011, the date that the financial statements were available to be issued for events requiring recording or disclosure in the Companies’ combined financial statements.

The Omaha property was sold on September 1, 2011 to an unrelated party in an arms length transaction. The selling price was greater than the net book value of the property. The proceeds were used to retire the mortgage and satisfy other liabilities with the remaining assets distributed to the members according to the operating agreement.

During 2011, the Scottsdale property entered into a contract to sell the property to an unrelated party in an arms length transaction. The sale has not been completed as of the issuance of these combined financial statements. The contract price is greater than the net book value of the property. According to the contract, the existing mortgage will be assumed by the buyer. The proceeds will be used to satisfy other liabilities with the remaining assets distributed to the members according to the operating agreement.

OMAHA DOWNTOWN LODGING
INVESTORS II, LLC AND SCOTTSDALE
LODGING INVESTORS, LLC

COMBINED BALANCE SHEETS (UNAUDITED)
June 30, 2011 and June 30, 2010

	June 30, 2011	June 30, 2010

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,180,396	$467,833
Cash reserves	2,319,980	1,822,520
Accounts receivable	395,191	389,623
Inventories	69,997	81,916
Prepaid expenses	6,723	21,670
Other current assets	3,615	3,615
Current portion of notes receivable	250,000	214,217

Total Current Assets	4,225,902	3,001,394

PROPERTY AND EQUIPMENT, NET	17,668,700	18,680,322

OTHER ASSETS
Notes receivable	456,377	706,377
Deferred costs, net	84,382	114,659
Intangible assets, net	18,867	20,309

Total Other Assets	559,626	841,345

TOTAL ASSETS	$22,454,228	$22,523,061

LIABILITIES AND MEMBERS’ DEFICIT
CURRENT LIABILITIES
Current maturities of long term debt	$738,202	$684,712
Accounts payable	318,009	295,184
Accrued expenses	447,541	402,490
Accrued property taxes	392,660	391,521
Deferred revenues	706,377	920,594

Total Current Liabilities	2,602,789	2,694,501

LONG-TERM LIABILITIES
Long-term debt	25,817,961	26,560,890

Total Liabilities	28,420,750	29,255,391

MEMBERS’ DEFICIT	(5,966,522)	(6,732,330)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$22,454,228	$22,523,061

OMAHA DOWNTOWN LODGING
INVESTORS II, LLC AND SCOTTSDALE
LODGING INVESTORS, LLC

COMBINED STATEMENTS OF OPERATIONS AND MEMBERS’ DEFICIT (UNAUDITED)
Periods From January 1, 2011 to June 30, 2011 and January 1, 2010 to June 30, 2010

	June 30, 2011	June 30, 2010

REVENUES
Rooms	$5,204,981	$4,889,344
Food and beverage	941,712	853,336
Other	480,684	420,686

Total Revenues	6,627,377	6,163,366

COSTS AND EXPENSES
Rooms	547,294	484,476
Food and beverage	670,749	634,075
Advertising and marketing	464,722	388,316
General and administrative	1,348,655	1,253,102
Utilities	234,694	221,702
Repairs and maintenance	184,173	184,081
Franchise and management fees	532,079	490,707
Taxes, insurance and other	295,671	293,051
Depreciation and amortization	525,353	661,325

Total Costs and Expenses	4,803,390	4,610,835

OPERATING INCOME	1,823,987	1,552,531

OTHER INCOME (EXPENSES)
Interest expense	(751,461)	(769,998)
Interest income	26,415	30,800
TIF revenue	125,374	117,055
Loss on fixed asset disposal	—	(6,198)

Total Other Income (Expenses)	(599,672)	(628,341)

NET INCOME	1,224,315	924,190

Preferred return to Class A member	(6,862)	(8,863)

NET INCOME ATTRIBUTABLE TO MEMBERS	1,217,453	915,327

MEMBERS’ DEFICIT - Beginning of Year	(7,145,656)	(7,111,339)

Distributions	(38,319)	(536,318)

MEMBERS’ DEFICIT - END OF YEAR	$(5,966,522)	$(6,732,330)

OMAHA DOWNTOWN LODGING
INVESTORS II, LLC AND SCOTTSDALE
LODGING INVESTORS, LLC

COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)
Periods From January 1, 2011 to June 30, 2011 and January 1, 2010 to June 30, 2010

	June 30, 2011	June 30, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,224,315	$924,190
Adjustments to reconcile net income to net cash flows from operating activities:
Loss on fixed asset disposal	—	6,198
Depreciation and amortization	525,353	661,325
Changes in assets and liabilities:
Accounts receivable	(156,879)	(85,110)
Inventories	8,776	183
Prepaid expenses	30,595	31,078
Accounts payable	118,673	81,684
Accrued expenses	106,631	46,340
Accrued property taxes	(15,344)	(2,359)
Deferred revenues	(125,374)	(117,055)

Net Cash Flows from Operating Activities	1,716,746	1,546,474

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(11,799)	(29,419)
Principal received for note receivable	125,374	117,055
Net increase in cash reserves	(439,709)	(494,337)

Net Cash Flows from Investing Activities	(326,134)	(406,701)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on long-term debt	(350,159)	(327,095)
Preferred return payment to Class A member	(6,862)	(8,863)
Distributions to members	(38,319)	(536,318)

Net Cash Flows from Financing Activities	(395,340)	(872,276)

Net Change in Cash and Cash Equivalents	995,272	267,497

CASH AND CASH EQUIVALENTS - Beginning of Year	185,124	200,336

CASH AND CASH EQUIVALENTS - END OF YEAR	$1,180,396	$467,833

SUPPLEMENTAL CASH FLOW DISCLOSURES
Cash paid for interest	$758,977	$778,770

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011 (unaudited)
(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

CN Hotel Portfolio (1 Hotel):
Home2 Suites	Jacksonville, NC	$12.0	Pending

Hawkeye Hotel Portfolio (1 Hotel):
Hampton Inn & Suites	Davenport, IA	13.0	July 19, 2011

McKibbon Hotel Portfolio (3 Hotels):
Homewood Suites	Knoxville, TN	15.0	July 19, 2011
TownePlace Suites	Knoxville, TN	9.0	August 9, 2011
Homewood Suites	Gainesville, FL	14.6	Pending

Omaha and Scottsdale Hotel Portfolio (2 Hotels):
Hilton Garden Inn	Omaha, NE	30.0	September 1, 2011
Hilton Garden Inn	Scottsdale, AZ	16.3	October 3, 2011

Chicago Hotel Portfolio (2 Hotels):
Hilton Garden Inn	Des Plaines, IL	38.0	September 20, 2011
Hampton Inn & Suites	Skokie, IL	32.0	Pending

Hilton Garden Inn	Mason, OH	14.8	September 1, 2011
Hilton Garden Inn	Merrillville, IN	14.8	September 30, 2011
Homewood Suites	Austin/Round Rock, TX	15.5	October 3, 2011
Fairfield Inn & Suites	South Bend, IN	17.5	November 1, 2011

	Total	$242.5

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of LBAM Investor Group, L.L.C., MHH Management, LLC, Raymond Management Company, Inc., Schulte Hospitality Group, Inc., Vista Host, Inc. and White Lodging Services Corporation under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Ten, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2011 nor does it purport to represent the future financial position of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of June 30, 2011 (unaudited)
(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma

ASSETS
Investment in hotel properties, net	$186,522	$241,998	(A)	$428,520
Cash and cash equivalents	142,838	(141,838)	(D)	1,000
Other assets	6,025	6,691	(C)	12,716

Total Assets	$335,385	$106,851		$442,236

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$—	83,121	(C)	$83,121
Accounts payable and accrued expenses	1,584	2,013	(C)	3,597

Total Liabilities	1,584	85,134		86,718

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	344,961	27,560	(E)	372,521
Accumulated deficit	(3,600)	(5,843)	(B)	(9,443)
Cumulative distributions paid	(7,608)	—		(7,608)

Total Shareholders’ Equity	333,801	21,717		355,518

Total Liabilities and Shareholders’ Equity	$335,385	$106,851		$442,236

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)

The estimated total purchase price for the 13 properties that have been, or will be purchased after June 30, 2011 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Jacksonville, NC Home2 Suites	Davenport, IA Hampton Inn & Suites	Knoxville, TN Homewood Suites	Knoxville, TN TownePlace Suites	Gainesville, FL Homewood Suites	Omaha, NE Hilton Garden Inn	Scottsdale, AZ Hilton Garden Inn

Purchase price per contract	$12,000	$13,000	$15,000	$9,000	$14,550	$30,018	$16,300
Other capitalized costs (credits) incurred	25	71	1,017	(219)	65	93	80

Investment in hotel properties	12,025	13,071	16,017	8,781	14,615	30,111	16,380

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	240	260	300	180	291	600	326
Other acquisition related costs	30	50	60	54	36	344	41
Net other assets/(liabilities) assumed	(24)	(199)	(11,182)	(6,790)	(13,113)	(199)	(8,900)

Total purchase price	$12,271	$13,182	$5,195	$2,225	$1,829	$30,856	$7,847

(In thousands)	Des Plaines, IL Hilton Garden Inn	Skokie, IL Hampton Inn & Suites	Mason, OH Hilton Garden Inn	Merrillville, IN Hilton Garden Inn	Austin/Round Rock, TX Homewood Suites	South Bend Indiana Fairfield Inn & Suites	Total Combined

Purchase price per contract	$38,000	$32,000	$14,825	$14,825	$15,500	$17,500	$242,518
Other capitalized costs (credits) incurred	(2,043)	121	80	80	60	50	(520)

Investment in hotel properties	35,957	32,121	14,905	14,905	15,560	17,550	241,998	(A)

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	760	640	297	297	310	350	4,851	(B)
Other acquisition related costs	106	80	69	39	39	44	992	(B)
Net other assets/(liabilities) assumed	(18,169)	(19,143)	(79)	(168)	(99)	(378)	(78,443)	(C)

Total purchase price	$18,654	$13,698	$15,192	$15,073	$15,810	$17,566	$169,398

Less: Cash on hand at June 30, 2011							(142,838)
Plus: Working capital requirements							1,000

							(141,838)	(D)

Equity proceeds needed for acquisitions and working capital							27,560	(E)

(B)

Represents costs incurred to complete the acquisition, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract.

(C)	Represents other assets and liabilities assumed in the acquisition of the hotel including, mortgage payable, debt service escrows, operational charges and credits and accrued property taxes.

(D)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

(E)	Represents the issuance of additional shares required to fund acquisitions.

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Statements of Operations (unaudited)
For the year ended December 31, 2010 and six months ended June 30, 2011
(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Ten, Inc. gives effect to the following hotel acquisition:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Hilton Garden Inn	Denver, CO	$58.5	March 4, 2011

CN Hotel Portfolio (4 Hotels):
Hampton Inn & Suites	Winston-Salem, NC	11.0	March 15, 2011
Fairfield Inn & Suites	Matthews, NC	10.0	March 25, 2011
TownePlace Suites	Columbia, SC	10.5	March 25, 2011
Home2 Suites	Jacksonville, NC	12.0	Pending

McKibbon Hotel Portfolio (8 Hotels):
SpringHill Suites	Knoxville, TN	14.5	June 2, 2011
Hilton Garden Inn	Gainesville, FL	12.5	June 2, 2011
SpringHill Suites	Richmond, VA	11.0	June 2, 2011
TownePlace Suites	Pensacola, FL	11.5	June 2, 2011
Hampton Inn & Suites	Mobile, AL	13.0	June 2, 2011
Homewood Suites	Knoxville, TN	15.0	July 19, 2011
TownePlace Suites	Knoxville, TN	9.0	August 9, 2011
Homewood Suites	Gainesville, FL	14.6	Pending

Hawkeye Hotel Portfolio (3 Hotels):
Homewood Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Davenport, IA	13.0	July 19, 2011

Omaha and Scottsdale Hotel Portfolio (2 Hotels):
Hilton Garden Inn	Omaha, NE	30.0	September 1, 2011
Hilton Garden Inn	Scottsdale, AZ	16.3	October 3, 2011

Chicago Hotel Portfolio (2 Hotels):
Hilton Garden Inn	Des Plaines, IL	38.0	September 20, 2011
Hampton Inn & Suites	Skokie, IL	32.0	Pending

Hilton Garden Inn	Mason, OH	14.8	September 1, 2011
Hilton Garden Inn	Merrillville, IN	14.8	September 30, 2011
Homewood Suites	Austin/Round Rock, TX	15.5	October 3, 2011
Fairfield Inn & Suites	South Bend, IN	17.5	November 1, 2011

	Total	$421.0

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of LBAM Investor Group, L.L.C., MHH Management, LLC, Newport Hospitality Group, Inc., Raymond Management Company, Inc., Schulte Hospitality Group, Inc., Stonebridge Realty Advisors, Inc., Vista Host, Inc. and White Lodging Services Corporation under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Ten, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Ten, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2010, or the date the hotel began operations nor do they purport to represent the future financial results of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2010
(In thousands, except per share data)

	Company Historical Statement of Operations	Denver, CO Hilton Garden Inn (A)	CN Hotel Portfolio (A)	McKibbon Hotel Portfolio (A)	Hawkeye Hotel Portfolio (A)	Omaha Downtown Lodging Investors II, LLC and Scottsdale Lodging Investors, LLC (A)	Chicago Hotel Portfolio (A)

Revenue:
Room revenue	$—	$8,978	$3,339	$21,903	$6,644	$8,905	$14,490
Other revenue	—	2,372	59	510	67	2,333	2,399

Total revenue	—	11,350	3,398	22,413	6,711	11,238	16,889

Expenses
Operating expenses	—	3,798	1,097	7,925	1,946	3,792	7,161
General and administrative	28	1,635	34	2,369	387	2,367	2,947
Management and franchise fees	—	1,003	494	1,935	950	899	1,229
Taxes, insurance and other	—	374	234	1,336	451	587	1,699
Acquisition related costs	—	—	—	—	—	—	—
Depreciation of real estate owned	—	1,325	463	4,083	720	1,193	2,300

Interest, net	3	753	324	3,227	1,365	1,244	2,839

Total expenses	31	8,888	2,646	20,875	5,819	10,082	18,175

Income tax expense	—	—	—	—	—	—	—

Net income (loss)	$(31)	$2,462	$752	$1,538	$892	$1,156	$(1,286)

Basic and diluted earnings per common share	$(3,083.50)

Weighted average common shares outstanding - basic and diluted	—

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2010
(In thousands, except per share data)

	SASI, LLC Mason, OH Hilton Garden Inn (A)	Ascent Hospitality, Inc. Merrillville, IN Hilton Garden Inn (A)	VHRMR Round Rock , LTD Austin/Round Rock, TX Homewood Suites (A)	KRG/White LS Hotel, LLC & Kite Realty/White LS Hotel Operators, LLC South Bend, IN Fairfield Inn & Suites (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$2,190	$3,203	$459	$1,568	$—		$71,679
Other revenue	304	343	10	19	—		8,416

Total revenue	2,494	3,546	469	1,587	—		80,095

Expenses
Operating expenses	846	1,236	297	526	—		28,624
General and administrative	363	631	64	195	1,000	(B)	12,020
Management and franchise fees	189	261	32	56	—		7,048
Taxes, insurance and other	154	290	244	352	(434)	(I)	5,287
Acquisition related costs	—	—	—	—	9,821	(H)	9,821
Depreciation of real estate owned	570	679	171	624	(12,128)	(C)	10,737
					10,737	(D)
Interest, net	349	344	94	214	(5,835)	(E)	4,921

Total expenses	2,471	3,441	902	1,967	3,161		78,458

Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$23	$105	$(433)	$(380)	$(3,161)		$1,637

Basic and diluted earnings per common share							$0.05

Weighted average common shares outstanding - basic and diluted					31,423	(F)	31,423

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the six months ended June 30, 2011
(In thousands, except per share data)

	Company Historical Statement of Operations	Denver, CO Hilton Garden Inn (A)	CN Hotel Portfolio (A)	McKibbon Hotel Portfolio (A)	Hawkeye Hotel Portfolio (A)	Omaha Downtown Lodging Investors II, LLC and Scottsdale Lodging Investors, LLC (A)	Chicago Hotel Portfolio (A)

Revenue:
Room revenue	$6,711	$1,273	$1,061	$10,135	$3,170	$5,205	$7,113
Other revenue	813	381	19	220	42	1,422	1,418

Total revenue	7,524	1,654	1,080	10,355	3,212	6,627	8,531

Expenses
Operating expenses	3,279	736	334	3,678	1,136	2,101	3,339
General and administrative	1,374	142	68	1,140	227	1,349	1,493
Management and franchise fees	576	224	96	915	426	532	610
Taxes, insurance and other	465	66	84	605	349	296	803
Acquisition related costs	4,548	—	—	—	—	—	—
Depreciation of real estate owned	1,098	225	135	1,277	457	525	741

Interest, net	(247)	128	137	1,732	638	600	1,226

Total expenses	11,093	1,521	854	9,347	3,233	5,403	8,212

Income tax expense	—	—	—	—	—	—	—

Net income (loss)	$(3,569)	$133	$226	$1,008	$(21)	$1,224	$319

Basic and diluted earnings per common share	$(0.18)

Weighted average common shares outstanding - basic and diluted	19,547

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the six months ended June 30, 2011
(In thousands, except per share data)

	SASI, LLC Mason, OH Hilton Garden Inn (A)	Ascent Hospitality, Inc. Merrillville, IN Hilton Garden Inn (A)	VHRMR Round Rock, LTD Austin/Round Rock, TX Homewood Suites (A)	KRG/White LS Hotel, LLC & Kite Realty/White LS Hotel Operators, LLC South Bend, IN Fairfield Inn & Suites (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$1,371	$1,635	$1,902	$1,381	$—		$40,957
Other revenue	238	180	36	21	—		4,790

Total revenue	1,609	1,815	1,938	1,402	—		45,747

Expenses
Operating expenses	419	521	682	496	—		16,721
General and administrative	304	401	136	148	250	(B)	7,032
Management and franchise fees	122	160	173	49	—		3,883
Taxes, insurance and other	71	110	80	198	—		3,127
Acquisition related costs	—	—	—	—	(4,259	) (H)	289
Depreciation of real estate owned	311	340	338	458	(4,807	) (C)	5,997
					4,899	(D)
Interest, net	222	203	159	240	(2,597	) (E)	2,441

Total expenses	1,449	1,735	1,568	1,589	(6,514)		39,490

Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$160	$80	$370	$(187)	$6,514		$6,257

Basic and diluted earnings per common share							$0.18

Weighted average common shares outstanding - basic and diluted					16,154	(F)	35,701

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2010 for the respective period prior to acquisition by the Company. The Company was initially formed on August 13, 2010, and had no operations prior to that date. Additionally, six properties began operations subsequent to January 1, 2010, and one property remained under construction as of June 30, 2011. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Mason, OH Hilton Garden Inn, opened February 2010, Winston-Salem, NC Hampton Inn & Suites, opened April 2010, South Bend, IN Fairfield Inn & Suites, opened June 2010, Cedar Rapids, IA Homewood Suites, opened August 2010, Austin/Round Rock, TX Homewood Suites, opened September 2010, Matthews, NC Fairfield Inn & Suites, opened November 2010 and Jacksonville, NC Home2 Suites is under construction.

(B) Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E) Interest expense related to prior owner’s debt which was not assumed has been eliminated.

(F) Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2010, or the dates the hotels began operations.

(G) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H) Represents costs incurred to complete acquisitions, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs have been adjusted for hotel acquisitions on the latter of January 1, 2010 or the dates the hotels began operations.

(I) Represents preopening expenses which are the Seller’s responsibility and therefore have been eliminated.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Ten, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight,
Chief Executive Officer

November 9, 2011